SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                 __________________________________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) July 25, 2002


                          FirstFed Financial Corp.
           (Exact name of registrant as specified in its charter)



       Delaware                     1-9566                   95-4087449
(State of Incorporation)    (Commission File No.)   (IRS Employer
                                                    Identification No.)



401 Wilshire Boulevard, Santa Monica, California,            90401-1490
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (310) 319-6000

ITEM 5.  Other Events.

On July 25, 2002, the registrant, FirstFed Financial Corp., issued a press release. A copy of this press release is attached and incorporated herein as
Exhibit 99.

Item 99. Press release dated July 25, 2002.



                            S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.




Dated: July 25, 2002           By:/s/ Douglas J. Goddard
                                      Douglas J. Goddard
                                      Chief Financial Officer

   Contact: Douglas Goddard, Executive Vice President
   (310) 319-6014


          FIRSTFED REPORTS RESULTS FOR THE SECOND QUARTER OF 2002

        Santa Monica, California, July 25, 2002 -- FirstFed Financial Corp. (NYSE-FED), parent company of First Federal Bank of California, today announced net earnings of $12.3 million or $0.70 per diluted common share for the second quarter of 2002, compared to net earnings of $12.4 million or $0.70 per diluted common share for the first quarter of 2002 and $12.6 million or $0.71 per diluted common share for the second quarter of June 2001. Net earnings for the first six months of 2002 were $24.7 million or $1.40 per diluted common share, compared to $25.0 million or $1.42 per diluted common share for the first six months of 2001.

        Net  earnings  decreased  during  the  second  quarter  of  2002 compared to the second quarter of 2001 primarily as a result of increased operating costs associated with two financial institutions acquired in November of 2001. Growth in earning assets and net interest income associated with the acquisition of those institutions was offset by declining earning assets due to loan payoffs. Net earnings decreased during the first six months of 2002 compared to the first six months of 2001 primarily as a result of increased loan compensation costs, legal expenses and increased retail branch operating costs. These added costs were partially offset by increases in loan prepayment charges and retail deposit fees.

        Net interest income decreased during the second quarter of 2002 compared to the second quarter of 2001 primarily as a result of a reduction in average interest-earning assets. Average interest-earning assets decreased to $4.3 billion during the second quarter of 2002 from $4.4 billion for the same period of last year due to continued high levels of loan payoffs. These payoffs were offset by $287.8 million of loan originations during the second quarter. The interest rate spread increased to 2.81% and 2.77% for the second quarter and first six months of 2002 from 2.72% and 2.66% during the same periods last year as the cost of interest-bearing liabilities re-priced at reduced rates more quickly than the yield on interest-earning assets during the period.

        The Company's general valuation allowance was $74.1 million or 1.83% of loans and real estate owned as of June 30, 2002, compared to $73.3 million or 1.70% as of December 31, 2001 and $70.9 million or 1.65% at June 30, 2001. Non-performing assets were 0.11% of total assets as of June 30, 2002 compared to 0.17% as of December 31, 2001 and 0.22% as of June 30, 2001.

        The Company did not record a provision for loan losses during the first six months of 2002 or for any period during 2001. Net loan recoveries totaled $1.4 million and $1.2 million during the second quarter and first six months of 2002, respectively. For the comparable periods last year, the Company recorded net loan charge-offs of $160 thousand and $225 thousand for the second quarter and first six months of 2001, respectively.

      The Company had $4.4 billion in total assets as of June 30, 2002 and operates 29 full-service retail banking offices and 4 loan production offices in Southern California. At June 30, 2002, the consolidated stockholders' equity of the Company was $350.3 million. As of July 25, 2002, there remain 889,016 shares eligible for repurchase under the Company's stock repurchase program. No shares were repurchased during 2001 or 2002. The Company intends to recommence its stock repurchase program when market conditions warrant such activity in management's view. At June 30, 2002, First Federal Bank of California met the capital requirements necessary to be deemed "well-capitalized" for regulatory capital purposes.

                       KEY FINANCIAL RESULTS FOLLOW

                      FIRSTFED FINANCIAL CORP.
                           AND SUBSIDIARY
           CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                 (Dollars in thousands, except share data)
                             (Unaudited)

                                       June 30,   December 31, June 30,
                                         2002        2001        2001
                                       ---------  -----------  ----------
ASSETS
  Cash and cash equivalents          $   58,747  $   174,171  $   69,851
  Investment securities,
    available-for-sale (at fair
    value)                              115,441      110,444     130,019
  Mortgage-backed securities,
    available-for-sale (at fair
    value)                              235,148      284,079     338,269
  Loans receivable, held-for-sale
    (fair value of $250, $5,246
    and 6,766)                              250        5,246       6,766
  Loans receivable, net               3,856,073    3,999,643   3,876,950
  Accrued interest and dividends
    receivable                           19,389       22,076      27,162
  Real estate                               606        1,515       2,002
  Office properties and equipment,
    net                                  10,399       10,822       9,932
  Investment in Federal Home Loan
    Bank (FHLB) stock, at cost           85,634       91,713      87,615
  Other assets                           26,585       26,580      23,418
                                      ---------  -----------  ----------
                                     $4,408,272   $4,726,289  $4,571,984
                                      =========  ===========  ==========

  LIABILITIES

  Deposits                           $2,493,389   $2,546,647  $2,275,544
  FHLB advances                       1,342,000    1,597,000   1,674,000
  Securities sold under agreements
    to repurchase                       176,131      211,040     264,640
  Accrued expenses and other
    liabilities                          46,486       45,924      61,422
                                      ---------    ---------   ---------
                                      4,058,006    4,400,611   4,275,606
                                      ---------    ---------   ---------

  COMMITMENTS AND CONTINGENCIES

  STOCKHOLDERS' EQUITY
  Common stock, par value $.01 per
  share;
    Authorized 100,000,000 shares;
    issued 23,381,165, 23,362,196
    and 23,335,788 shares outstanding
    17,270,269, 17,251,300 and
    17,268,298 shares                       234          234         233
  Additional paid-in capital             34,858       34,670      33,207
  Retained earnings -                   388,368      363,713     338,376
    substantially restricted
  Unreleased shares to employee
    stock ownership plan                    --            --        (421)
  Treasury stock, at cost,
    6,110,896 shares                    (75,930)     (75,930)    (75,743)
  Accumulated other comprehensive
    gain, net of taxes                    2,736        2,991         726
                                      ---------  -----------  ----------
                                        350,266      325,678     296,378
                                      ---------  -----------  ----------
                                     $4,408,272   $4,726,289  $4,571,984
                                      =========  ===========  ==========

                      FIRSTFED FINANCIAL CORP.
                           AND SUBSIDIARY
  CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE EARNINGS
            (Dollars in thousands, except per share data)
                             (Unaudited)

                                  Three months ended      Six months ended
                                       June 30,               June 30,
                                ----------------------  --------------------
                                  2002        2001        2002       2001
                                ---------  -----------  --------   ---------
 Interest income:
    Interest on loans         $   60,701 $    77,891  $ 125,664 $  155,871
    Interest on mortgage-
      backed securities            2,267       5,542      5,237     11,501
    Interest and dividends on
      investments                  2,955       4,010      5,799      8,088
                                 -------    --------   --------   --------
Total interest income             65,923      87,443    136,700    175,460
                                 -------    --------   --------   --------
 Interest expense:
    Interest on deposits          15,638      25,185     32,997     51,801
    Interest on borrowings        17,305      28,696     36,734     57,945
                                 -------    --------   --------   --------
      Total interest expense      32,943      53,881     69,731    109,746
                                 -------    --------   --------   --------

 Net interest income              32,980      33,562     66,969     65,714

 Provision for loan losses            --          --         --         --
                                 -------    --------    -------   --------
 Net interest income after
   provision for loan losses      32,980      33,562     66,969     65,714
                                 -------    --------    -------   --------
 Other income:
    Loan servicing and other fees    838         624      1,890      1,475
    Retail office fees             1,135         815      2,176      1,688
    Gain on sale of loans            184         108        369        210
    Real estate operations, net       31        (268)       192       (226)
    Other operating income           306         362        566        501
                                 -------     -------    -------   --------
      Total other income           2,494       1,641      5,193      3,648
                                 -------     -------    -------   --------
 Non-interest expense:
    Compensation                   8,269       7,435     16,466     14,730
    Occupancy                      2,099       2,098      4,150      3,979
    Amortization of core deposit
      intangible                     464         372        965        744
    Other expenses                 3,401       3,290      7,963      6,275
                                 -------     -------    -------   --------
      Total non-interest expense  14,233      13,195     29,544     25,728
                                 -------     -------    -------   --------

 Earnings before income taxes     21,241      22,008     42,618     43,634
 Income tax provision              8,954       9,416     17,963     18,669
                                 -------     -------    -------   --------
 Net earnings                 $   12,287 $    12,592  $  24,655 $   24,965
                                 =======     =======    =======   ========
 Other comprehensive earnings
   (loss) net of taxes               533        (187)     (255)      2,884
                                 -------     -------    -------   --------
 Comprehensive earnings       $   12,820 $    12,405  $  24,400 $   27,849
                                 =======     =======    =======   ========
 Earnings per share:
    Basic                     $     0.71 $      0.73  $    1.43 $     1.45
                                 =======     =======    =======   ========
    Diluted                   $     0.70 $      0.71  $    1.40 $     1.42
                                 =======     =======    =======   ========
 Weighted average shares
   outstanding:
      Basic                   17,264,461 17,218,464   17,259,638 17,200,593
                              ========== ==========   ========== ==========
      Diluted                 17,644,145 17,650,751   17,625,541 17,638,569
                              ========== ==========   ========== ==========

                       FIRSTFED FINANCIAL CORP.
                           AND SUBSIDIARY
                      KEY FINANCIAL HIGHLIGHTS

                                          Quarter ended June 30,
                                             2002         2001
                                           ---------     --------
                                          (Dollars in thousands,
                                          except per share data)
End of period:
   Total assets                          $ 4,408,272   $ 4,571,984
   Cash and securities                   $   174,188   $   199,870
   Mortgage-backed securities            $   235,148   $   338,269
   Loans                                 $ 3,856,323   $ 3,883,716
   Core deposit intangible asset         $    10,322   $     8,559
   Deposits                              $ 2,493,389   $ 2,275,544
   Borrowings                            $ 1,518,131   $ 1,938,640
   Stockholders' equity                  $   350,266   $   296,378
   Book value per share                  $     20.28   $     17.16
   Tangible book value per share         $     19.68   $     16.67
   Stock price (period-end)              $     29.00   $     29.80
   Total loan servicing portfolio        $ 4,262,297   $ 4,432,287
   Loans serviced for others             $   229,141   $   284,169
   % of Adjustable mortgages                   69.47%        81.87%

Other data:
   Employees (full-time equivalent)             508           473
   Branches                                      29            25
   Loan production offices                        4             3

Asset quality:
   Real estate (foreclosed)              $      577    $    1,971
   Non-accrual loans                     $    4,186    $    8,007
   Non-performing assets                 $    4,763    $    9,978
   Non-performing assets to total assets       0.11%         0.22%
   General valuation allowance (GVA)     $   74,136    $   70,877
   GVA to assets with loss exposure *          1.83%         1.65%
   Loans sold with recourse              $  112,468    $  137,713
   GVA for loans sold with recourse      $   12,824    $   12,824
   GVA to loans sold with recourse            11.40%         9.31%
   Modified loans (not impaired)         $    2,362    $      798
   Impaired loans, net                   $    3,111    $    7,380
   Allowance for impaired loans          $    2,154    $    1,850

Capital ratios:
   Tangible capital ratio                      7.51 %        6.14%
   Core capital ratio                          7.51          6.14
   Risk-based capital ratio                   13.77         12.28
   Net worth to assets ratio                   7.95          6.48

* Primarily the Bank's loans receivable

                       FIRSTFED FINANCIAL CORP.
                           AND SUBSIDIARY
                KEY FINANCIAL HIGHLIGHTS (continued)

                                   Three months ended      Six months ended
                                        June 30,               June 30,
                                  ---------------------  ---------------------
                                    2002       2001        2002        2001
                                  ---------  ----------  ---------   ---------
                                           (Dollars in thousands)
Selected ratios:
  Expense ratios:
   Efficiency ratio                   40.33%      37.60%     41.15%      37.20%
   Expense-to-average-assets
     ratio                             1.27        1.16       1.29        1.15
  Return on average assets             1.10        1.11       1.08        1.11
  Return on average equity            14.30       17.37      14.60       17.68

Yields earned and rates paid:
  Average yield on loans and
    mortgage-backed securities         6.13%       7.96%      6.29%       8.09%
  Average yield on investment
    portfolio**                        4.35        5.30       3.30        5.56
  Average yield on all
    interest-earning assets**          6.06        7.84       6.15        7.97
  Average rate paid on deposits        2.50        4.43       2.64        4.64
  Average rate paid on
    borrowings                         4.48        5.93       4.54        6.11
  Average rate paid on all
    interest-bearing liabilities       3.25        5.12       3.39        5.31
  Interest rate spread                 2.81        2.72       2.77        2.66
  Effective net spread                 2.98        2.92       2.93        2.87

Average balances:
  Average loans and
    mortgage-backed securities   $4,118,647  $4,184,565 $4,169,092  $4,131,442
  Average investments  ***          161,045     200,924    194,340     199,566
                                  ---------  ----------  ---------   ---------
  Average interest-earning
    assets  ***                   4,279,692   4,385,489  4,363,432   4,331,008
                                  ---------  ----------  ---------   ---------
  Average deposits                2,513,306   2,279,483  2,519,687   2,251,907
  Average borrowings              1,546,013   1,935,997  1,630,550   1,907,509
                                  ---------  ----------  ---------   ---------
  Average interest-bearing
    liabilities                   4,059,319   4,215,480  4,150,237   4,159,416
                                  ---------  ----------  ---------   ---------
  Excess of interest-earning
    assets over interest-
    bearing liabilities          $  220,373  $  170,009 $  213,195  $  171,592
                                  =========  ==========  =========   =========

Loan originations and purchases  $  287,793  $  452,522 $  587,564  $  814,735

**  Excludes FHLB stock dividends and other miscellaneous items.
*** Excludes FHLB stock.